Borrowings	12 Months Ended
Jun. 30, 2024
Schedule Of Financial Liabilities
Borrowings

17. Borrowings

Borrowings include the following financial liabilities:

		Consolidated Group
	Note	2024 A$	2023 A$
ASX convertible notes	(a)	271,600	301,600
		271,600	301,600

Balance at the beginning of the period		301,600	308,100
Repayment of borrowings		(30,000)	(6,500)
Balance at the end of the period		271,600	301,600

(a)	The Company has on issue unsecured convertible notes totaling A$271,600, including accrued interest. These notes have matured, have a fixed repayment amount and are not accruing further interest. These notes automatically convert to equity upon an ASX listing, however, due to the Company now being listed on Nasdaq the Company is unlikely to pursue an ASX listing, in which case the notes can only be redeemed in cash at their face value plus interest. All convertible notes are due and payable as at reporting date.